TCW/DW TOTAL RETURN TRUST     Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS July 31, 1997

DEAR SHAREHOLDER:

As of July 28, 1997, TCW/DW Total Return Trust began offering four classes of shares: A, B, C and D, each with its own sales charge and distribution fee structure. Fund shares held prior to July 28 were designated Class B shares. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

For the fiscal year ended July 31, 1997, the Fund's Class B shares produced a total return of 51.66 percent, versus 52.08 percent the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 44.14 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index.

The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class B shares since inception (November 30, 1994) through the fiscal year ended July 31, 1997, versus the performance of similar hypothetical investments in the issues comprising the S&P 500 and the Lipper Growth and Income Funds Index.

MARKET COMMENTARY

The U.S. economy and its capital markets continue to confound the



                     TCW/DW TOTAL RETURN TRUST-CLASS B


DATE                   TOTAL              S&P 500           LIPPER
----                   -----              -------           ------
November 30, 1994      $10,000            $10,000           $10,000
July 31, 1995          $11,904            $12,610           $12,179
July 31, 1996          $12,883            $14,692           $13,777
July 31, 1997          $19,239 (3)        $22,345           $19,857

                       AVERAGE ANNUAL TOTAL RETURN

                      ONE YEAR         LIFE OF FUND
                      --------         ------------
                      51.66 (1)        28.55 (1)
                      46.66 (2)        27.81 (2)

              Fund         S&P 500 (4)       LIPPER (5)
       ------        ------            ------

Past performance is not predictive of future returns.

----------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)
      (1 year-5%, since inception-3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% CDSC assuming a complete redemption on July 31, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The index does not include any expenses, fees or charges. Past performance is not predictive of future returns. The index is unmanaged and should not be considered an investment.

(5) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

experts, with corporate profits exceeding expectations and inflation remaining low. Moreover, the moderation in economic growth seen in the second quarter suggests that the current business expansion has the potential to extend at least into next year. All of this is leading to a moderate expansion of price/earnings ratios.

Stock-market volatility has increased markedly, however, as bond investors react alternatively to fears of either economic overheating or recession, depending on the most recent information. Strong performance in the early part of the year was fueled by an encouraging corporate profits outlook and a modest decline in fixed-income yields. After rising nearly 10 percent to a peak in mid-March, the S&P 500 gave up its entire year-to-date gain over the next 30 days, reacting to fears of a tighter monetary policy from the Federal Reserve Board.

From mid-March to mid-April bond yields rose by roughly 10 percent to a peak of 7.2 percent in response to strong first-quarter growth and a Federal Reserve Board tightening. This coincided almost exactly with the stock market correction. As second-quarter growth moderated, bond yields retreated to 6.7 percent currently, still above their mid-February low point of 6.5 percent. This has coincided with a sharp rally in stock prices. From its mid-April low, the S&P 500 advanced 20 percent in one of the steepest short-term moves in memory. For the second quarter as a whole, the S&P 500 gained nearly 18 percent, bringing its first half total return to 21 percent.

According to the Fund's adviser, TCW Funds Management, Inc. (TCW), stocks appeared to be fairly priced at the beginning of the year, based on then-current interest rate levels and the outlook for a rise in corporate profits of between six and eight percent. Further gains appeared to be dependent upon lower interest rates, better-than-expected profit growth and an extension of the business cycle beyond 1997. Over the near term, TCW believes that these trends appear to be sustainable. While the various economic data released in the early part of the year showed economic growth at an inflationary pace, by the middle of the second quarter the evidence pointed to a sharp slowdown, which heartened investors. Early in the year it was feared the Federal Reserve Board was about to embark on a series of credit tightening moves. Lately, these concerns have receded, yet thus far the profit outlook remains encouraging, particularly given that many companies have exposure to the improving economies of Europe, Japan and Latin America.

PORTFOLIO STRUCTURE

Currently, the portfolio is invested entirely in U.S. stocks. TCW believes that the long-term outlook for U.S. equities is excellent. The Fund will continue to focus on companies with attractive growth rates, improving returns on invested capital and attractive valuations. Specific industries of focus include technology, aerospace and defense, financial services, and pharmaceuticals.

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

Demand for technology continues to expand, spurred by such factors as the rapid industrialization of the world's emerging markets, the rapid growth of the Internet, and improving overall productivity. Technology stocks held in the Fund's portfolio include Microsoft Corp., Intel Corp., Hewlett-Packard, Cisco Systems, Inc. and Storage Technology Corp.

Orders for commercial aircraft are increasing as the need to replace old, inefficient aircraft continues. Demand is also strong in the emerging Latin American and Asian economies. Aerospace and defense stocks represented in the portfolio include Boeing Co., Coltec Industries, Inc., Hexcel Corp., Raytheon Co. and Goodrich (B.F.) Co.

The increasing savings rate in the United States is stimulating demand for insurance and investment products. Also, improved technology is lowering the cost of managing and distributing consumer financial products such as credit cards and home mortgage loans. As a result, consumers benefit from better services at a lower cost, which causes more rapid industry growth. International financial services growth is strong and just beginning. Even the most basic financial services, such as credit cards and insurance, are new products in the emerging economies of Asia, Latin America and Eastern Europe. Financial services stocks in the portfolio at fiscal year end include INMC Mortgage Holdings, Merrill Lynch, Citicorp, BankAmerica Corp., Wells Fargo & Co., AIG Inc. and Marsh & McLennan Companies, Inc.

The pharmaceuticals industry is benefiting from the aging of the baby boomers and very strong new-product cycles. Holdings in this sector include Johnson & Johnson, Merck & Co., Inc., Pfizer, Inc., Schering-Plough Corp. and Warner-Lambert Co.

LOOKING AHEAD

Admittedly, the U.S. economy is operating with much less slack (labor and capacity) then it has for many years. In addition, consumer confidence is high as job creation has been vigorous, inflation low and real incomes advancing nicely. Cost competitiveness, technological leadership, and an undervalued currency have helped U.S. companies maintain solid export momentum.

While the risk of economic overheating, bringing with it a tighter monetary policy and a possible recession, is still lurking in the background, two other factors should be kept in mind. First, productivity gains in the United States and throughout the highly competitive global economy are enabling more rapid growth in a low-inflation environment. Second, domestic money-supply growth has been quite restrained in recent years, supporting the notion of continued low inflation, which would extend the economic expansion. Unemployment is at a 24-year low, wage rates are rising at three to four percent, and benefit costs have probably been pruned about as much as possible. However, profit margins have been well maintained, as productivity gains have been surprisingly strong. Moderate increases in one industry's

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

selling prices are being offset by cost reductions and lower selling prices in technology and many other industries. The result is an inflation rate that is showing no signs of acceleration. On balance, a moderation in U.S. growth, which takes pressure off inflation and interest rates, is positive for equity valuations as long as profits are rising.

TCW expects the quarterly pattern of economic growth to remain irregular. Second quarter gross domestic product (GDP) growth is expected to come in at two percent or less, and there are signs that this slowdown could extend into the third quarter. During this period the greater fear for investors is one of reduced profit expectations, not higher interest rates and lower multiples. In that regard, TCW is confident that the vast majority of the Fund's holdings will continue to grow profits at a much more rapid pace than in the economy overall. The economy is expected to pick up speed again later in the year, in which case the Federal Reserve Board may engage in another modest round of preemptive tightening to cool inflationary expectations and to extend the recovery. However, TCW sees few serious imbalances that would require a seriously tighter monetary policy.

We appreciate your ongoing support of TCW/DW Total Return Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997

NUMBER OF
SHARES                                                                           VALUE
--------------------------------------------------------------------------- --------------
           COMMON STOCKS (99.5%)
           Aircraft & Aerospace (11.8%)
  34,200   Boeing Co.  .....................................................  $ 2,011,387
 105,300   Coltec Industries, Inc.*  .......................................    2,316,600
 176,000   Hexcel Corp.*  ..................................................    4,576,000
  37,400   Raytheon Co.  ...................................................    2,089,725
  37,900   Sundstrand Corp. ................................................    2,349,800
   5,500   United Technologies Corp.  ......................................      465,094
                                                                            --------------
                                                                               13,808,606
                                                                            --------------
           Automotive (1.9%)
  25,700   Ford Motor Co.  .................................................    1,050,487
  26,300   Goodrich (B.F.) Co.  ............................................    1,188,431
                                                                            --------------
                                                                                2,238,918
                                                                            --------------
           Banking (4.0%)
  17,400   BankAmerica Corp.  ..............................................    1,313,700
   8,500   Citicorp  .......................................................    1,153,875
   8,100   Wells Fargo & Co.  ..............................................    2,226,994
                                                                            --------------
                                                                                4,694,569
                                                                            --------------
           Beverages -Soft Drinks (3.7%)
  24,700   Coca Cola Co.  ..................................................    1,710,475
  69,100   PepsiCo, Inc.  ..................................................    2,647,394
                                                                            --------------
                                                                                4,357,869
                                                                            --------------
           Brokerage (3.8%)
  34,600   Marsh & McLennan Companies, Inc.  ...............................    2,679,337
  25,800   Merrill Lynch & Co., Inc.  ......................................    1,817,287
                                                                            --------------
                                                                                4,496,624
                                                                            --------------
           Building Materials (1.4%)
  76,400   Calmat Co.  .....................................................    1,671,250
                                                                            --------------
           Communications -Equipment & Software (3.7%)
  31,400   Ascend Communications, Inc.*  ...................................    1,709,337
  32,700   Cisco Systems, Inc.*  ...........................................    2,597,606
                                                                            --------------
                                                                                4,306,943
                                                                            --------------
           Computer Equipment (2.9%)
  68,100   Storage Technology Corp.*  ......................................    3,405,000
                                                                            --------------
           Computer Software (1.9%)
  15,500   Microsoft Corp.*  ...............................................    2,190,344
                                                                            --------------
           Drugs (10.7%)
  49,000   Amgen, Inc.  ....................................................    2,878,750
  21,200   Johnson & Johnson ...............................................    1,321,025
  12,800   Lilly (Eli) & Co.  ..............................................    1,446,400
  13,100   Merck & Co., Inc.  ..............................................  $ 1,361,581
  17,000   Pfizer, Inc.  ...................................................    1,013,625
  41,800   Schering-Plough Corp.  ..........................................    2,280,712
  15,700   Warner-Lambert Co.  .............................................    2,193,094
                                                                            --------------
                                                                               12,495,187
                                                                            --------------
           Electrical Equipment (2.0%)
  32,200   General Signal Corp.  ...........................................    1,583,838
  10,400   Honeywell, Inc.  ................................................      776,750
                                                                            --------------
                                                                                2,360,588
                                                                            --------------
           Electronics -Defense (2.1%)
  35,900   Hewlett-Packard Co.  ............................................    2,515,244
                                                                            --------------
           Electronics -Semiconductors/ Components (5.0%)
  24,800   General Electric Co.  ...........................................    1,740,650
   9,600   Grainger (W.W.), Inc.  ..........................................      921,600
  34,800   Intel Corp.  ....................................................    3,192,900
                                                                            --------------
                                                                                5,855,150
                                                                            --------------
           Engineering & Construction (2.9%)
  55,700   Fluor Corp.  ....................................................    3,425,550
                                                                            --------------
           Entertainment/Gaming (2.0%)
  87,500   Mirage Resorts, Inc.*  ..........................................    2,340,625
                                                                            --------------
           Financial (5.4%)
  21,900   Ahmanson (H.F.) & Co.  ..........................................    1,164,806
  27,900   Associates First Capital Corp. (Class A)  .......................    1,839,656
  10,700   Chase Manhattan Corp.  ..........................................    1,215,119
  20,500   Fannie Mae  .....................................................      969,906
  32,000   Freddie Mac  ....................................................    1,154,000
                                                                            --------------
                                                                                6,343,487
                                                                            --------------
           Heavy Duty Trucks & Parts (1.2%)
  66,500   Navistar International Corp.*  ..................................    1,371,563
                                                                            --------------
           Household Products (1.1%)
   8,400   Procter & Gamble Co.  ...........................................    1,277,850
                                                                            --------------
           Insurance (3.9%)
  21,900   American International Group, Inc. ..............................    2,332,350
  54,400   Hartford Life, Inc. (Class A)  ..................................    2,237,200
                                                                            --------------
                                                                                4,569,550
                                                                            --------------
           Machinery -Construction & Materials (1.3%)
  24,000   Case Corp.  .....................................................    1,498,500
                                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

NUMBER OF
SHARES                                                                           VALUE
--------------------------------------------------------------------------- --------------
           Oil & Gas Products (4.0%)
  71,700   Canadian Natural Resources Ltd. (Canada)*  ......................  $1,929,806
 166,000   Daniel Industries, Inc.  ........................................   2,687,125
                                                                            --------------
                                                                               4,616,931
                                                                            --------------
           Oil -Foreign (3.6%)
  15,000   Amoco Corp.  ....................................................   1,410,000
  13,600   Chevron Corp.  ..................................................   1,076,100
  26,000   Exxon Corp.  ....................................................   1,670,500
                                                                            --------------
                                                                               4,156,600
                                                                            --------------
           Paper & Forest Products (1.9%)
  54,200   James River Corp. of Virginia ...................................   2,232,363
                                                                            --------------
           Railroads (1.9%)
  23,600   Burlington Northern Santa Fe Corp.  .............................   2,278,875
                                                                            --------------
           Real Estate Investment Trust (4.8%)
   5,800   CCA Prison Realty Trust  ........................................     179,800
 147,900   INMC Mortgage Holdings, Inc.  ...................................   3,568,088
  74,000   Kilroy Realty Corp.  ............................................   1,859,250
                                                                            --------------
                                                                               5,607,138
                                                                            --------------
           Retail -Department Stores (4.1%)
  43,200   Smith's Food & Drug Centers, Inc. ...............................   2,565,000
  59,800   Wal-Mart Stores, Inc. (Class A) .................................   2,246,238
                                                                            --------------
                                                                               4,811,238
                                                                            --------------
           Retail -Specialty (3.2%)
 249,700   Corporate Express, Inc.*  .......................................  $3,729,894
                                                                            --------------
           Tobacco (1.6%)
  40,800   Philip Morris Companies, Inc.  ..................................   1,841,100
                                                                            --------------
           Wholesale Distributor (1.7%)
  49,700   Supervalu, Inc.  ................................................   2,012,850
                                                                            --------------

TOTAL INVESTMENTS
(Identified Cost $92,320,586)(a) .    99.5%    116,510,406
OTHER ASSETS IN EXCESS OF
LIABILITIES.......................     0.5         589,423
                                   --------- -------------
NET ASSETS........................   100.0%   $117,099,829
                                   ========= =============

------------
*      Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,806,787 and the aggregate gross unrealized depreciation is $616,967, resulting in net unrealized appreciation of $24,189,820.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $92,320,586)............................    $116,510,406
Receivable for:
  Investments sold .......................................         841,587
  Shares of beneficial interest sold .....................         515,434
  Dividends ..............................................         135,863
Deferred organizational expenses .........................          70,816
Prepaid expenses and other assets ........................          18,884
                                                           --------------
  TOTAL ASSETS ...........................................     118,092,990
                                                           --------------
LIABILITIES:
Payable for:
  Investments purchased ..................................         415,188
  Shares of beneficial interest repurchased ..............          98,811
  Plan of distribution fee ...............................          73,099
  Management fee .........................................          41,641
  Investment advisory fee ................................          27,761
Payable to bank ..........................................         266,041
Accrued expenses and other payables ......................          70,620
                                                           --------------
  TOTAL LIABILITIES ......................................         993,161
                                                           --------------
  NET ASSETS .............................................    $117,099,829
                                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................    $ 85,711,669
Net unrealized appreciation ..............................      24,189,820
Accumulated undistributed net investment income ..........           5,972
Accumulated undistributed net realized gain ..............       7,192,368
                                                           --------------
  NET ASSETS .............................................    $117,099,829
                                                           ==============
CLASS A SHARES:
Net Assets ...............................................         $10,350
Shares Outstanding (unlimited authorized, $.01 par value)              624
  NET ASSET VALUE PER SHARE ..............................    $      16.59
                                                           ==============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net asset value)  ......    $      17.51
                                                           ==============
CLASS B SHARES:
Net Assets ...............................................    $117,040,785
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................       7,055,856
  NET ASSET VALUE PER SHARE ..............................    $      16.59
                                                           ==============
CLASS C SHARES:
Net Assets ...............................................    $     38,344
Shares Outstanding (unlimited authorized, $.01 par value)            2,311
  NET ASSET VALUE PER SHARE ..............................    $      16.59
                                                           ==============
CLASS D SHARES:
Net Assets ...............................................    $     10,350
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................             624
  NET ASSET VALUE PER SHARE ..............................    $      16.59
                                                           ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1997*

 NET INVESTMENT INCOME:
INCOME
Dividends .................................   $ 1,462,610
Interest ..................................       200,086
                                            ------------
  TOTAL INCOME ............................     1,662,696
                                            ------------
EXPENSES
Plan of distribution fee (Class B Shares)         591,600
Management fee ............................       320,431
Investment advisory fee ...................       213,621
Registration fees .........................        74,768
Transfer agent fees and expenses ..........        73,345
Professional fees .........................        57,352
Shareholder reports and notices ...........        38,860
Trustees' fees and expenses ...............        34,167
Organizational expenses ...................        30,313
Other .....................................        25,361
                                            ------------
  TOTAL EXPENSES ..........................     1,459,818
                                            ------------
  NET INVESTMENT INCOME ...................       202,878
                                            ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................     7,872,093
Net change in unrealized appreciation  ....    23,391,695
                                            ------------
  NET GAIN ................................    31,263,788
                                            ------------
NET INCREASE ..............................   $31,466,666
                                            ============

------------
*  Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR    FOR THE YEAR
                                                             ENDED           ENDED
                                                        JULY 31, 1997*   JULY 31, 1996
------------------------------------------------------  -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................  $    202,878     $   592,093
Net realized gain .....................................     7,872,093       4,933,040
Net change in unrealized appreciation .................    23,391,695      (2,291,729)
                                                        -------------- ---------------
  NET INCREASE ........................................    31,466,666       3,233,404
                                                        -------------- ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class B shares ......................................      (243,888)       (762,557)
Net realized gain
  Class B shares ......................................    (5,079,906)     (1,768,960)
                                                        -------------- ---------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ...................    (5,323,794)     (2,531,517)
                                                        -------------- ---------------
Net increase from transactions in shares of beneficial
 interest .............................................    42,432,561      11,804,931
                                                        -------------- ---------------
  TOTAL INCREASE ......................................    68,575,433      12,506,818
NET ASSETS:
Beginning of period ...................................    48,524,396      36,017,578
                                                        -------------- ---------------
  END OF PERIOD
  (Including undistributed net investment income of
  $5,972 and $46,982, respectively) ...................  $117,099,829     $48,524,396
                                                        ============== ===============

------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value. Distribution fees are charged directly to the respective class.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $127,000 of which approximately $122,000 has been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -1.0% of the average daily net assets of Class
C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders and the preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B Shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor had advised the Fund that such excess amounts, including carrying charges, totaled $3,762,474 at July 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended July 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of approximately $180,978. The shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1997 aggregated $178,407,194 and $140,120,133, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $25,521,315 and $30,960,108, respectively.

For the year ended July 31, 1997, the Fund incurred brokerage commissions of $43,448 with DWR for portfolio transactions executed on behalf of the Fund.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

For the period May 31, 1997 through July 31, 1997, the Fund incurred brokerage commissions of $1,850 with Morgan Stanley Inc., an affiliate of the Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

At July 31, 1997, the Fund's receivable for investments sold included an unsettled trade with Morgan Stanley, Inc. of $216,268.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At July 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,800.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                 FOR THE YEAR
                                                          ENDED                        ENDED
                                                      JULY 31, 1997                JULY 31, 1996
                                              ----------------------------- --------------------------
                                                  SHARES         AMOUNT        SHARES        AMOUNT
                                              ------------- --------------  ----------- --------------
CLASS A SHARES*
Sold                                                   624    $     10,020       --            --
                                              ------------- --------------  ----------- --------------
CLASS B SHARES
Sold                                             3,902,145      54,982,768   1,659,330    $ 20,294,836
Reinvestment of dividends and distributions        356,843       4,658,943     190,676       2,261,482
Redeemed                                        (1,245,479)    (17,266,663)   (872,725)    (10,751,387)
                                              ------------- --------------  ----------- --------------
Net increase -Class B                            3,013,509      42,375,048     977,281      11,804,931
                                              ------------- --------------  ----------- --------------
CLASS C SHARES*
Sold                                                 2,311          37,473       --            --
                                              ------------- --------------  ----------- --------------
CLASS D SHARES*
Sold                                                   624          10,020       --            --
                                              ------------- --------------  ----------- --------------
Net increase in Fund                             3,017,068    $ 42,432,561     977,281    $ 11,804,931
                                              ============= ==============  =========== ==============

------------
*     For the period July 28, 1997 (issue date) through July 31, 1997.

7. FEDERAL INCOME TAX STATUS

As of July 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                           FOR THE YEAR    FOR THE YEAR   NOVEMBER 30, 1994*
                                              ENDED            ENDED            THROUGH
                                         JULY 31, 1997**   JULY 31, 1996     JULY 31, 1995
---------------------------------------  --------------- ---------------  ------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $12.00          $11.75            $10.00
                                         --------------- ---------------  ------------------
Net investment income...................        0.04            0.15              0.21
Net realized and unrealized gain  ......        5.81            0.80              1.68
                                         --------------- ---------------  ------------------
Total from investment operations .......        5.85            0.95              1.89
                                         --------------- ---------------  ------------------
Less dividends and distributions from:
 Net investment income..................       (0.06)          (0.21)            (0.14)
 Net realized gain......................       (1.20)          (0.49)             --
                                         --------------- ---------------  ------------------
Total dividends and distributions  .....       (1.26)          (0.70)            (0.14)
                                         --------------- ---------------  ------------------
Net asset value, end of period..........      $16.59          $12.00            $11.75
                                         =============== ===============  ==================
TOTAL INVESTMENT RETURN+................       51.66%           8.23%            19.04%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................        2.05%           1.98%(3)          0.94%(2)(3)
Net investment income ..................        0.28%           1.30%(3)          3.19%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................    $117,041         $48,524           $36,018
Portfolio turnover rate.................         198%            261%               91%(1)
                                                                                  --
Average commission rate paid ...........     $0.0585         $0.0582

------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Manager and Investment Adviser, the above annualized expense and net investment ratios would have been 2.21% and 1.07%, respectively, for the year ended July 31, 1996 and 2.66% and 1.47%, respectively, for the period ended July 31, 1995.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS, continued

                                         FOR THE PERIOD
                                         JULY 28, 1997*
                                             THROUGH
                                          JULY 31, 1997
---------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $ 16.07
                                         --------------
Net investment income ..................      0.01
Net realized and unrealized gain .......      0.51
                                         --------------
Total from investment operations  ......      0.52
                                         --------------
Net asset value, end of period .........   $ 16.59
                                         ==============
TOTAL INVESTMENT RETURN+................      3.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................      1.31%(2)
Net investment income...................      4.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $    10
Portfolio turnover rate.................       198%
Average commission rate paid............   $0.0585
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $ 16.07
                                         --------------
Net investment income ..................      0.01
Net realized and unrealized gain .......      0.51
                                         --------------
Total from investment operations  ......      0.52
                                         --------------
Net asset value, end of period .........   $ 16.59
                                         ==============
TOTAL INVESTMENT RETURN+................      3.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.06  %(2)
Net investment income...................      2.75  %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $    38
Portfolio turnover rate.................       198%
Average commission rate paid............   $0.0585

------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS, continued

                                         FOR THE PERIOD
                                         JULY 28, 1997*
                                             THROUGH
                                          JULY 31, 1997
---------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $ 16.07
                                         --------------
Net investment income ..................      0.01
Net realized and unrealized gain .......      0.51
                                         --------------
Total from investment operations  ......      0.52
                                         --------------
Net asset value, end of period .........   $ 16.59
                                         ==============
TOTAL INVESTMENT RETURN+................      3.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................      1.06%(2)
Net investment income...................      4.33%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $    10
Portfolio turnover rate.................       198%
Average commission rate paid............   $0.0585

------------
*      The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TOTAL RETURN TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Total Return Trust (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to its shareholders $0.33 per share from long-term capital gains. For such period, 19% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

James A. Tilton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANT

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


TCW/DW

TOTAL RETURN
TRUST


Annual Report
July 31, 1997